MH Elite Portfolio of Funds Trust

MH Elite Fund of Funds

Schedule of Investments

September 30, 2020 (Unaudited)

Mutual Funds (95.0%)	Shares	Value

Akre Focus Class I	23,725	$ 1,235,141
Vanguard Tax-Managed Capital App Adm Class	6,216	1,085,188
Shelton Nasdaq-100 Index Direct	39,886	1,043,828
T. Rowe Price Dividend Growth	18,970	1,021,175
Primecap Odyssey Aggressive Growth	20,344	971,418
Columbia Dividend Income Class I2	38,089	904,228
T. Rowe Price Global Technology	37,538	892,267
Loomis Sayles Growth Class Y	39,936	888,978
DoubleLine Shiller Enhanced CAPE Class I	52,420	847,623
Principal Blue Chip Class I	24,797	813,356
T. Rowe Price Blue Chip Growth	5,151	797,729
Vanguard Dividend Growth Inv Growth	24,679	768,515
Fidelity Select Medical Tech & Devices	10,761	746,525
Primecap Odyssey Stock	21,213	685,405
Hillman Value No Load	25,170	646,362
Nuance Mid Cap Value Class I	31,703	387,410

Total Mutual Funds (Cost $ 9,300,000)		13,735,148

Short-Term Securities (4.6%)

Fidelity Institutional Money Market (Cost $ 666,665)		667,439

Total Short-Term Securities		667,439

Total Investments in Securities (Cost $ 9,966,665) (99.6%)		14,402,587

Other Assets (0.4%)		54,733

Net Assets (100%)		$ 14,457,320

At September 30, 2020, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investment securities	$9,300,000
Unrealized appreciation	4,488,786
Unrealized depreciation	53,638
Net unrealized appreciation (depreciation)	4,435,148

Security Valuation - ASC 820 (formerly Statement of Financial Accounting Standards No. 157) establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  The topic establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).

All securities purchased by the Funds trade on national stock exchanges, are liquid and have closing prices that are readily available for use in pricing the Funds’ securities on a daily basis.  Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2020:

Description	Level 1 – Quoted prices	Level 2 – Other significant observable inputs	Level 3 – Significant unobservable inputs	Total
Mutual Funds	$ 13,735,148	-	-	$ 13,735,148
Short Term Investments	667,439	-	-	667,439
Total Investments in Securities	$ 14,402,587	-	-	$ 14,402,587

For additional information on the Fund’s policy regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements included in its semiannual or annual report to shareholders.